Exhibit 99.1

Shenzhen NOVA E-Commerce Ltd

Audited Financial Statements

Period Ended 26 May 2016

(Date of Establishment)

to 31 December 2016

Shenzhen NOVA E-Commerce Ltd

INDEX

Pages

AUDITORS’ REPORT	F-1a

AUDITED FINANCIAL STATEMENTS

Balance Sheet	F-2a

Income Statement	F-3a

Cash Flow Statement	F-4a

Statement of Changes in Equity	F-5a

Notes to Financial Statements	F-7a-12a

Auditor’s Report

Yongtuo Shenzhen Shen Zi No.079 [2017]

To the Board of Directors:

We have audited the accompanying financial statements of Shenzhen NOVA E-Commerce Ltd (the “Company”), which comprise the balance sheet as at 31 December 2016, and the income statement, statement of changes in equity and cash flow statement for the period ended 26 May 2016 (date of establishment) to 31 December 2016 and notes to the financial statements, including a summary of significant accounting policies.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Shenzhen NOVA E-Commerce Ltd as of 31 December 2016, and the results of its operations and its cash flows for the period ended 26 May 2016 (date of establishment) to 31 December 2016 in conformity with accounting principles generally accepted in the United States of America.

Yongtuo Shenzhen (chop) Chinese Certified Public Accountant: Runbo Lv

(Signature and personal chop)

Chinese Certified Public Accountant: Steven Xu

(Signature and personal chop)

Shenzhen, the People’s Republic of China 2017.4.13

F-1a

Shenzhen NOVA E-Commerce Ltd

BALANCE SHEET

31 December 2016

(Expressed in USD)

	Notes	2016
ASSETS

Current assets:
Cash and cash equivalents		3,160
Total current assets		3,160

Non-current assets:
Plant and equipment, net	3	13,260
		__________
Total Non-current assets		13,260

TOTAL ASSETS		16,420

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Accrued amount due to shareholders	4	46,334

Total current liabilities		46,334

Total liabilities		46,334

Owners’ equity:
Registered capital		759,514
Reserve		(11,660)
Retained earnings		(777.768)

Total owners’ equity		(29,914)

TOTAL LIABILITIES AND OWNERS’ EQUITY		16,420
		__________

The notes on pages 2 to 12 form an integral part of these financial statements.

The financial statements on pages 2 to 12 have been signed by:

Director/General Manager: Financial Controller: Accounting Manager:

F-2a

Shenzhen NOVA E-Commerce Ltd

STATEMENTS OF OPERATIONS

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

		Notes	The Period

Revenue from principal operations			-
Less:	Cost of sales		-

Loss from principal operations			(777,768)
Less:	General and administrative expenses	5	(777,768)

Operating loss			(777,768)

Less:	Non-operating expenses		-

Total loss			(777,768)
Less:	Income tax		-

Net loss			(777,768)

F-3a

Shenzhen NOVA E-Commerce Ltd

CASH FLOW STATEMENT

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

		The Period

CASH FLOWS FROM OPERATING ACTIVITIES:

Cash received from sale of goods or
rendering of services		__________

Sub-total of cash inflows	-

Cash paid for goods and services	-	-
Cash paid to and on behalf of employees		(127,105)
Cash paid relating to other operating activities		145,953

Sub-total of cash outflows		18,848

Net cash flows from operating activities		18,848

CASH FLOWS FROM INVESTING ACTIVITIES:

Cash paid for acquisition of fixed assets, intangible assets and other long-term assets		(15,856)

Sub-total of cash outflows	-	(15,856)

Net cash flows from investing activities	-	(15,856)

CASH FLOWS FROM FINANCING ACTIVITIES:

Sub-total of cash inflows	-	-

Net cash flows from financing activities	-	-

EFFECT OF CHANGES IN EXCHANGE
RATE ON CASH		168

NET INCREASE IN CASH
AND CASH EQUIVALENTS		3,160

F-4a

Shenzhen NOVA E-Commerce Ltd

CASH FLOW STATEMENT (continued)

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

Supplementary information to cash flow statement			The Period

1.	Reconciliation of net loss to cash flows
1	from operating activities

	Net loss		(777,768)

	Add:	Depreciation of fixed assets	2,595
		Increase in operating payables	794,021

2.	Net cash flows from operating activities		(18,848)

3.	Net increase in cash and cash equivalents
1
	Cash at end of year	2
	Less:	Cash at beginning of year	3,160

	Net increase in cash and cash equivalents		3,160

F-5a

Shenzhen NOVA E-Commerce Ltd

STATEMENTS OF CHANGES IN EQUITY

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed USD)

	Registered Capital	Reserve	Accumulated Deficit	Total

Inception as of May 26, 2016	759,514			759,514

Loss for the period			(777,768)	(777,768)

Translation reserve		(11,600)		(11,600)

Balance as of December 31, 2016	759,514	(11,600)	(777,768)	(29,914)

F-6a

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

1.	Corporate information

Shenzhen Nova E-commerce Ltd (the "Company") was incorporate on May 26, 2016 and currently opreates a online store in China selling a wide range of products including maternal and infant products, cosmetics, wine, household goods, digital and luxury products. The Company commence is operation in April 2017.

Equity structure is as follows:

Shareholder	subscribed capital contribution	Paid-in capital contribution	Percent (%)

Shenzhen NOVA Trading Ltd	759,514	0	100

Total	759,514	0	100

2.	Significant accounting policies and estimates

The financial statements have been prepared based on the following accounting policies and estimates, which are in accordance with the United States generally accepted accounting principles.

Accounting year

The accounting year of the Company is from 1 January to 31 December. Only this financial statement covered from 26 May 2016 (Date of Establishment) to 31 December 2016.

Reporting currency

The Company’s functional currency is the Renminbi (“Rmb”) and presentation is in the United States Dollars (“USD”).

Basis of accounting and measurement basis

The Company’s accounts have been prepared on an accrual basis using the historical cost as the basis of measurement. Assets are recorded at cost when they are acquired. Subsequently, if the assets are impaired, impairment provisions are made in accordance with the Accounting System for Business Enterprises.

F-7a

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

2.	Significant accounting policies and estimates (continued)

Foreign currency transactions

Transactions in currencies other than the reporting currency are translated into the reporting currency at the exchange rates quoted by the People’s Bank of China (“the reference rates”), prevailing on the first day of the month in which the transactions take place.

Monetary assets and liabilities denominated in foreign currencies are restated into the reporting currency using the rates of exchange (reference rates or cross rates) ruling at the balance sheet date. The exchange gains or losses are dealt with in the income statement for the year.

Bad debts

Accounts receivable meeting the following criteria are recognised as bad debts:

•	the debtor is deceased or has been declared bankrupt and the debts remain uncollectible after considering the assets of the bankrupt or the estate of the deceased debtor;
•	debts that are long overdue where there is also evidence indicating that the debts are uncollectible or the possibility of collection is remote .

Specific provisions are respectively made to account for bad debt losses on accounts receivable and other receivables. A specific provision refers to an amount that is provided based on management’s assessment of the recoverability of an individual receivable.

Inventories

Inventories are stated at cost when purchased. The cost of inventories issued is determined on the first-in first-out basis.

Inventories are valued at the lower of cost and net realizable value at the balance sheet date. The difference between the cost and the lower net realizable value is stated as a provision. Net realizable value is the estimated selling price in the ordinary course of business, less estimated costs to be incurred to completion and estimated expenses and related taxes necessary to make the sale. The net realizable value is determined based on sales price offered by the company.

The provision for inventory is determined by category.

F-8a

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

2.	Significant accounting policies and estimates (continued)

Fixed assets

Fixed assets are tangible assets with high unit costs held by the Company for use in production of goods, supply of services, rental or for administrative purposes, and are expected to be used for more than one year.

Fixed assets are recorded at cost when acquired. Depreciation is calculated using the straight-line method. The respective estimated useful lives and estimated residual values of fixed assets are as follows:

Category	Estimated useful life	Estimated residual value (%)	Amount depreciation rate
Buildings	20 years	5%	5%
Machinery	10 years	5%	10%
Vehicles	5 years	5%	19%
Office Equipments	3-5 years	0%	20%-33.3%

At the end of the accounting period, fixed assets are carried at the lower of book value and recoverable amount. A provision for impairment of fixed assets is made for any difference between the book value and the lower recoverable amount. The recoverable amount of the fixed assets is the greater of the net selling price and the value in use. Value in use is the present value of estimated future cash flows expected to arise from the continuing use of an asset and from its disposal at the end of its useful life.

Gains or losses arising from the disposal, damage, obsolescence or physical counting of fixed assets are accounted for as non-operating expenses or income in the current year.

Revenue recognition

Revenue from the sale of goods is recognised when:

•	the significant risks and rewards in relation to ownership of the goods have been transferred to the buyer;
•	the Company maintains neither continuing managerial involvement nor effective control over the goods sold;
•	it is probable that the economic benefits associated with the transaction will flow to the Company; and
•	the relevant amounts of revenue and costs can be measured reliably.

Income tax

Income tax is accounted for using the tax payable method, whereby the income tax provision is calculated based on the applicable income tax rate and the accounting results for the year after adjusting for items which are non-assessable or disallowed in accordance with the relevant tax laws.

F-9a

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

2.	Significant accounting policies and estimates (continued)

Revenue recognition

Revenue from the sale of goods is recognised when:

•	the significant risks and rewards in relation to ownership of the goods have been transferred to the buyer;
•	the Company maintains neither continuing managerial involvement nor effective control over the goods sold;
•	it is probable that the economic benefits associated with the transaction will flow to the Company; and
•	the relevant amounts of revenue and costs can be measured reliably.

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the lesser are accounted for as operating leases. Rentals applicable to such operating leases are charged to the income statement on a straight-line basis over the lease terms.

Income tax

Income tax is accounted for using the tax payable method, whereby the income tax provision is calculated based on the applicable income tax rate and the accounting results for the year after adjusting for items which are non-assessable or disallowed in accordance with the relevant tax laws.

F-10a

Shenzhen NOVA E-Commerce Ltd

NOTES TO FINANCIAL STATEMENTS

For the Period Ended 26 May 2016 (Date of Establishment) to 31 December 2016

(Expressed in USD)

3	Fixed assets
		2016

	Office equipment	15,855
	Less: Accumulated depreciation	(2,595)

	Closing balance	13,620

4	Accrued amount due to shareholders
		2016
	Opening balance	-
	Additions	46,334

	Closing balance	46,334

5	General and administrative expenses

		The Period

	Salary	127,105
	Rent	136,043
	Web site setup & Registeration Fee	67,462
	Others	447,158

		777,768

6.	Related party relationships and transactions

Details of the Company’s investor, which has a controlling interest in the Company, are as follows:

Name of investor Place of incorporation Equity interest held and its changes during the year

Shenzhen NOVA Trading Ltd Shenzhen 100%

The principal related parties with which the Company had transactions during the year are as follows:

Name Relationship

Shenzhen NOVA Trading Ltd Investor

Significant transactions between the Company and its related parties during the year are as follows:

(1)	Amounts due from/to related parties

Accounts Name of the related party 2016

Other

Payables Shenzhen NOVA Trading Ltd 46,334

46,334

__________

__________

7.	Events occurring after the balance sheet date

At the approval date of the financial statements, the Company does not have any events occurring after the balance sheet date.

8.	Approval of the financial statements

The financial statements have been authorised for issuance by the board of directors on 13 April 2017.

F-11a